
                                                                     EXHIBIT 1.1
================================================================================



                                UTSTARCOM, INC.
                           (a Delaware corporation)
                       9,000,000 Shares of Common Stock

                              PURCHASE AGREEMENT
                              ------------------

Dated: [____________], 2001

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                               TABLE OF CONTENTS

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SECTION 1. Representations and Warranties..........................................................         2

     (a)  Representations and Warranties by the Company............................................         3
          (i)         Compliance with Registration Requirements....................................         3
          (ii)        Incorporated Documents.......................................................         3
          (iii)       Independent Accountants......................................................         4
          (iv)        Financial Statements.........................................................         4
          (v)         No Material Adverse Change in Business.......................................         4
          (vi)        Good Standing of the Company.................................................         5
          (vii)       Good Standing of Subsidiaries................................................         5
          (viii)      Good Standing of Joint Ventures..............................................         5
          (ix)        Capitalization...............................................................         6
          (x)         Authorization of Agreement and Registration Statement........................         6
          (xi)        Authorization and Description of Securities..................................         6
          (xii)       Absence of Defaults and Conflicts............................................         7
          (xiii)      Absence of Labor Dispute.....................................................         7
          (xiv)       Absence of Proceedings.......................................................         8
          (xv)        Accuracy of Exhibits.........................................................         8
          (xvi)       Possession of Intellectual Property..........................................         8
          (xvii)      Absence of Further Requirements..............................................         8
          (xviii)     Possession of Licenses and Permits...........................................         9
          (xix)       Title to Property............................................................         9
          (xx)        Repatriation of Dividends and Other Distributions............................        10
          (xxi)       PRC Taxes....................................................................        10
          (xxii)      Taxes........................................................................        10
          (xxiii)     Sovereign Immunity...........................................................        10
          (xxiv)      Choice of Law................................................................        10
          (xxv)       Investment Company Act.......................................................        11
          (xxvi)      Environmental Laws...........................................................        11
          (xxvii)     Foreign Corrupt Practices Act................................................        11
          (xxviii)    Registration Rights..........................................................        12
     (b)  Representations and Warranties by the Selling Stockholders...............................        12
          (i)         Accurate Disclosure..........................................................        12
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          (ii)        Authorization of Agreements...................................................       12
          (iii)       Good and Marketable Title.....................................................       13
          (iv)        Due Execution of Power of Attorney and Custody Agreement......................       13
          (v)         Absence of Manipulation.......................................................       13
          (vi)        Absence of Further Requirements...............................................       13
          (vii)       Restriction on Sale of Securities.............................................       14
          (viii)      Certificates Suitable for Transfer............................................       14
          (ix)        No Association with NASD......................................................       14
     (c)  Officer's Certificates....................................................................       14

SECTION 2. Sale and Delivery to Underwriters; Closing...............................................       14

     (a)  Initial Securities........................................................................       14
     (b)  Option Securities.........................................................................       15
     (c)  Payment...................................................................................       15
     (d)  Denominations; Registration...............................................................       16

SECTION 3. Covenants of the Company.................................................................       16

     (a)  Compliance with Securities Regulations and Commission Requests............................       16
     (b)  Filing of Amendments......................................................................       17
     (c)  Delivery of Registration Statements.......................................................       17
     (d)  Delivery of Prospectuses..................................................................       17
     (e)  Continued Compliance with Securities Laws.................................................       17
     (f)  Blue Sky Qualifications...................................................................       18
     (g)  Rule 158..................................................................................       18
     (h)  Use of Proceeds...........................................................................       18
     (i)  Listing...................................................................................       18
     (j)  Restriction on Sale of Securities.........................................................       19
     (k)  Reporting Requirements....................................................................       19

SECTION 4. Payment and Expenses.....................................................................       19

     (a)  Expenses..................................................................................       19
     (b)  Expenses of the Selling Stockholders......................................................       20
     (c)  Termination of Agreement..................................................................       20
     (d)  Allocation of Expenses....................................................................       20

SECTION 5. Conditions of Underwriters' Obligations..................................................       20

     (a)  Effectiveness of Registration Statement...................................................       20
     (b)  Opinion of Counsel for the Company........................................................       21
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                               TABLE OF CONTENTS
                                  (continued)

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     (c)    Opinion of PRC Counsel for the Company......................................       24
     (d)    Opinion of Counsel for the Selling Stockholders.............................       29
     (e)    Opinion of Counsel for the Underwriters.....................................       30
     (f)    Officers' Certificate.......................................................       30
     (g)    Certificate of Selling Stockholders.........................................       30
     (h)    Accountant's Comfort Letter.................................................       30
     (i)    Bring-down Comfort Letter...................................................       31
     (j)    Approval of Listing.........................................................       31
     (k)    No Objection................................................................       31
     (l)    Lock-up Agreements..........................................................       31
     (m)    Conditions to Purchase of Option Securities.................................       31
            (i)   Officers' Certificate.................................................       31
            (ii)  Opinion of Counsel for the Company....................................       31
            (iii) Opinion of PRC Counsel for the Company................................       32
            (iv)  Opinion of Counsel for the Underwriters...............................       32
            (v)   Bring-down Comfort Letter.............................................       32
     (n)    Additional Documents........................................................       32
     (o)    Termination of Agreement....................................................       32

SECTION 6. Indemnification..............................................................       32

     (a)    Indemnification of the Underwriters by the Company..........................       33
     (b)    Indemnification of the Underwriters by the Selling Stockholders.............       33
     (c)    Indemnification of the Company, Directors, Officers and Selling
              Stockholders..............................................................       35
     (d)    Actions Against Parties.  Notification......................................       36
     (e)    Settlement Without Consent If Failure to Reimburse..........................       36
     (f)    Other Agreements with Respect to Indemnification............................       36

SECTION 7. Contribution.................................................................       37

SECTION 8. Representations, Warranties and Agreements to Survive Delivery...............       38

SECTION 9. Termination of Agreement.....................................................       38

     (a)    Termination; General........................................................       38
     (b)    Liabilities.................................................................       39

SECTION 10. Default by One or More of the Underwriters..................................       39

SECTION 11. Default by One or More of the Selling Stockholders or the Company...........       40

SECTION 12. Notices.....................................................................       41
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SECTION 13. Parties....................................................................          41

SECTION 14. Governing Law And Time.....................................................          41

SECTION 15. The Headings...............................................................          42

     SCHEDULES

          Schedule A  - List of Underwriters...........................................     Sch A-1
          Schedule B  - List of Selling Stockholders...................................     Sch B-1
          Schedule C  - Pricing Information............................................     Sch C-1
          Schedule D  - List of Persons Subject to Lock-up.............................     Sch D-1
          Schedule E  - List of Joint Ventures and Ownership
                          Percentages Held by the Company..............................     Sch E-1
     EXHIBITS

          Exhibit A   - Form of Opinion of Company's Counsel...........................         A-1
          Exhibit B   - Form of Opinion of Company's PRC Counsel.......................         B-1
          Exhibit C   - Form of Opinion of Selling Stockholders' Counsel...............         C-1
          Exhibit D   - Form of Lock-up Agreement for Persons Who Do Not Have 10b5-1
                          Plans........................................................         D-1
          Exhibit E   - Form of Lock-up Agreement for Persons
                          Who Have 10b5-1 Plans........................................         E-1

                                UTSTARCOM, INC.
                           (a Delaware corporation)
                       9,000,000 Shares of Common Stock
                         (Par Value $.00125 Per Share)


                              PURCHASE AGREEMENT

                                                            [____________], 2001

MERRILL LYNCH & CO
Merrill Lynch, Pierce, Fenner & Smith
     Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
HSBC Securities (USA) Inc.
U.S. Bancorp Piper Jaffray Inc.
     as Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

     UTStarcom, Inc., a Delaware corporation (the "Company"), and the persons listed in Schedule B hereto (the "Selling Stockholders"), confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Salomon Smith Barney Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc. and U.S. Bancorp Piper Jaffray Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the (i) sale by the Company and the Selling Stockholders, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $.00125 per share, of the Company ("Common Stock") set forth in said Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,350,000 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 9,000,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 1,350,000 shares of Common Stock subject to the option described in
Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

     The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-63356) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 430A Information, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1.  Representations and Warranties.
                 ------------------------------

          (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

               (i) Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

     At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any amendments or supplements were issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus.

     Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

               (ii) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations; each of the Company, its subsidiaries and its Joint Ventures maintains a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles ("GAAP") in China with a reconciliation to GAAP in the United States; (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions taken with respect to any differences; and (E) each of the Company, its subsidiaries and its Joint Ventures has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity and provide a sufficient basis for the preparation of combined financial statements in accordance with Chinese GAAP, with a reconciliation thereof to U.S. GAAP.

               (iv) Financial Statements. The financial statements (including any separate financial statements for any subsidiary or any Joint Venture (as defined below) of the Company other than the Company and its consolidated subsidiaries) included or incorporated by reference in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The supporting schedules, if any, included or incorporated by reference in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included or incorporated by reference in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement.

               (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, its subsidiaries and its Joint Ventures (as defined below), considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company, any of its subsidiaries or any of its Joint Ventures, other than those in the ordinary course of business, which are material with respect to the Company, its subsidiaries and its Joint Ventures, considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock at any time.

               (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

               (vii) Good Standing of Subsidiaries. Other than Hangzhou UTStarcom, Ltd., UTStarcom China, Ltd. (the "Subsidiary") is the only significant subsidiary (as defined in Rule 1-02 of Regulation S-X) of the Company, and has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Subsidiary was issued in violation of the preemptive rights of any securityholder of such Subsidiary pursuant to the Subsidiary's charter documents or applicable law or any agreement or instrument to which such Subsidiary is a party or by which the Subsidiary is bound which has not otherwise been waived by such securityholder.

               (viii) Good Standing of Joint Ventures. Each of Guangdong UTStarcom, Ltd. and Hangzhou UTStarcom, Ltd. (each a "Joint Venture" and, together, the "Joint Ventures") has been duly organized and is validly existing as a limited liability company in good standing under the laws of the People's Republic of China (the "PRC"), and its business license is in full force and effect; the joint venture contract, the articles of association and other corporate formation documents of each of the above entities comply with the requirements of PRC law and are in full force and effect. The Company owns, directly or through subsidiaries, an interest in the Joint Ventures which ownership percentage of the Company is listed in Schedule E hereto. Each Joint Venture has the power and authority under the laws of the PRC to own, lease and operate its assets and properties in accordance with the terms of its joint venture contract and its articles of association and to conduct its business as currently conducted, as specified in its business license and as described in the Prospectus. All registered capital required to be paid by each of the Company and the Chinese partner has been paid in full to each Joint Venture under the joint venture contract and the articles of association for such Joint Venture. All of the equity interests of the Joint Ventures have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The liability of the Company with respect to its equity interest in the Joint Ventures is limited to its investments therein. The Company and the Subsidiary do not hold an interest in any joint venture that is not a Joint Venture.

               (ix) Capitalization. The authorized, issued and outstanding capital stock of the Company, as of March 31, 2001, is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities, warrants or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Stockholders, was issued in violation of any preemptive rights of any securityholder of the Company pursuant to the Company's Certificate of Incorporation or Bylaws or applicable law or any agreement or instrument to which the Company is a party or by which the Company is bound which has not otherwise been waived by such securityholder.

               (x) Authorization of Agreement and Registration Statement. This Agreement has been duly authorized, executed and delivered by the Company. The Registration Statement and the Prospectus and the filing of the Registration Statement and the Prospectus with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly signed by and on behalf of the Company pursuant to such authorization.

               (xi) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and non-assessable; the Common Stock conforms in all material respects to all statements relating thereto contained in the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to any preemptive rights of any securityholder of the Company pursuant to the Company's Certificate of Incorporation or Bylaws or applicable law or any agreement or instrument to which the Company is a party or by which the Company is bound which has not otherwise been waived by such securityholder.

               (xii) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries or Joint Ventures is in violation of its articles, charter, by-laws or joint venture contract or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries or any of its Joint Ventures is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary or any Joint Venture is subject (collectively, "Agreements and Instruments"), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary or any Joint Venture pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles, charter, by-laws or joint venture contract of the Company or any subsidiary or any Joint Venture or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to the Company of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any Joint Venture or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary or any Joint Venture.

               (xiii) Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary or any Joint Venture exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's or any Joint Venture's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

               (xiv) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any company or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any subsidiary or any Joint Venture, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary or any Joint Venture is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

               (xv) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

               (xvi) Possession of Intellectual Property. The Company, its subsidiaries and its Joint Ventures own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unattended and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries nor any of its Joint Ventures has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any existing facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries or any of its Joint Ventures therein, and which infringement or, conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy singly or in the aggregate, would result in a Material Adverse Effect.

               (xvii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder in connection with the offering, issuance or sale of the Securities or the consummation of the transactions contemplated herein, except such as have been already obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws.

               (xviii) Possession of Licenses and Permits. Except as otherwise stated in the Prospectus and the Registration Statement, the Company, its subsidiaries and its Joint Ventures possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies (including the PRC State Council, the PRC Ministry of Information Industry, the State Development Planning Commission, the State Economic and Trade Commission, the China Securities Regulatory Commission (the "CSRC"), the Ministry of Foreign Trade and Economic Cooperation ("MOF-TEC"), the Ministry of Land and Resources, the State Administration of Foreign Exchange ("SAFE"), the General Administration of Customs, the relevant Posts and Telecommunications Administrations ("PTA") and the relevant Price Bureaus) necessary to conduct the business now operated by them; the Company, its subsidiaries and its Joint Ventures are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries nor any of its Joint Ventures has received any notice of proceedings relating to the revocation, suspension or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (xix) Title to Property. The Company, its subsidiaries and its Joint Ventures have good and marketable title to all real property owned by the Company, its subsidiaries and its Joint Ventures and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries or any of its Joint Ventures; and all of the leases and subleases material to the business of the Company, its subsidiaries and its Joint Ventures, considered as one enterprise, and under which the Company or any of its subsidiaries or any of its Joint Ventures holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any subsidiary or any Joint Venture has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary or any Joint Venture under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary or such Joint Venture to the continued possession of the leased or subleased premises under any such lease or sublease.

               (xx) Repatriation of Dividends and Other Distributions. All dividends and other distributions declared and payable on the equity or other interests in the Subsidiary or the Joint Ventures may, under the laws and regulations of the PRC, be paid to the Company and may be converted into foreign currency that may be freely transferred out of the PRC, and except as disclosed in the Registration Statement and the Prospectus, all such dividends and distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC and may be so paid without the necessity of obtaining any governmental authorization, whether local, provincial or national, in the PRC.

               (xxi) PRC Taxes. Other than as described in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Company to the PRC or any political subdivision or taxing authority thereof or therein in connection with the issuance, sale and delivery of the Securities or the execution, delivery and performance of this Agreement. No stamp or other issuance or transfer taxes or duties and no capital gains, income or withholding other taxes are payable by or on behalf of the Underwriters to the PRC or any political subdivision or taxing authority thereof or therein in connection with the issuance, sale and delivery of the Securities to the Underwriters or by the Underwriters to the initial purchasers thereof, or the execution, delivery and performance of this Agreement.

               (xxii) Taxes. Each of the Company, its subsidiaries and the Joint Ventures has filed all reports or filings required thereof for taxation purposes, including those required by the PRC or any political subdivision thereof, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or would not have a Material Adverse Effect.

               (xxiii) Sovereign Immunity. Under the laws of the PRC, neither the Company nor any of its subsidiaries nor the Joint Ventures, or any of their properties, assets or revenues are entitled to any right of immunity on the grounds of sovereignty from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment to or in aid of execution of judgment or from other legal process or proceeding for the giving of any relief or for the enforcement of any judgment.

               (xxiv) Choice of Law. Under the laws of the PRC, the courts of the PRC recognize and give effect to the choice of law provisions set forth herein and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement, provided that the judgment (A) was not obtained by fraud; (B) was final and conclusive; (C) in the opinion of the relevant PRC court after the review of such judgment pursuant to international treaties concluded or acceded to by the PRC government or in accordance with the principle of reciprocity, or otherwise in accordance with the Civil Procedure Law of the PRC, did not contradict the basic principles of PRC law; and (D) in the opinion of the relevant PRC court after its review of such judgment pursuant to international treaties concluded or agreed to by the PRC government or in accordance with the principle of reciprocity, or otherwise in accordance with the Civil Procedure Law of the PRC, did not violate state sovereignty, security or public interest.

               (xxv) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

               (xxvi) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries nor the Joint Ventures is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company, its subsidiaries and the Joint Ventures have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries or the Joint Ventures and (D) the Company is not aware of any events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private of or governmental body or agency, against the Company or any of its subsidiaries or any of its Joint Ventures relating to Hazardous Materials or any Environmental Laws.

          (xxvii)   Foreign Corrupt Practices Act.  Neither the Company, any of
its subsidiaries or any of its Joint Ventures, nor any officer, director, employee or agent thereof or any stockholder thereof acting on behalf of the Company or any of its subsidiaries or any of its Joint Ventures, has done any act or authorized, directed or participated in any act, in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, applied to such entity or person.

          (xxviii) Registration Rights. Except as described in the Registration Statement or as have otherwise been waived in writing, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

       (b) Representations and Warranties by the Selling Stockholders. Each Selling Stockholder severally represents and warrants to each Underwriter as of the date hereof and as of the Closing Time and agrees with each Underwriter, as follows:

               (i) Accurate Disclosure. To the best knowledge of each Selling Stockholder who is an officer of the Company, the representations and warranties of the Company contained in Section 1(a) hereof are true and correct; such Selling Stockholder has read the contents of the Registration Statement and the Prospectus, and such Selling Stockholder has no reason to believe that the Prospectus or any amendments or supplements thereto includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such Selling Stockholder is not prompted to sell the Securities to be sold by such Selling Stockholder hereunder by any information concerning the Company or any subsidiary of the Company or Joint Venture which is not set forth in the Prospectus.

              (ii) Authorization of Agreements. Each Selling Stockholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by such Selling Stockholder with its obligations hereunder have been duly authorized by such Selling Stockholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by such Selling Stockholder or any property or assets of such Selling Stockholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder may be bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of such Selling Stockholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over such Selling Stockholder or any of its properties.

          (iii) Good and Marketable Title. Such Selling Stockholder has and will at the Closing Time have good and marketable title to the Securities to be sold by such Selling Stockholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, assuming each such Underwriter has no notice of any adverse claim, each of the Underwriters will receive good and marketable title to the Securities purchased by it from such Selling Stockholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

          (iv) Due Execution of Power of Attorney and Custody Agreement. Such Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney with Hong Liang Lu and Michael J. Sophie as attorneys-in-fact (the "Attorneys-in-Fact") and the Custody Agreement with Fleet National Bank (formerly known as BankBoston, N.A.) as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by such Selling Stockholder hereunder and to accept payment therefor; and the Attorneys-in-Fact are authorized to execute and deliver this Agreement and the certificate referred to in Section 5(g) or that may be required pursuant to Section 5(n) on behalf of such Selling Stockholder, to sell, assign and transfer to the Underwriters the Securities to be sold by such Selling Stockholder hereunder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by such Selling Stockholder hereunder, to accept payment therefor, and otherwise to act on behalf of such Selling Stockholder in connection with this Agreement.

          (v) Absence of Manipulation. Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by each Selling Stockholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as may have previously been made or obtained or as may be required under the 1933 Act or the 1933 Act Regulations or state or foreign securities laws.

                (vii) Restriction on Sale of Securities. Each of the Selling Stockholders listed on Schedule D hereto has signed an agreement in the form of Exhibit D or E hereto, as specified opposite each Selling Stockholder's name in Schedule D hereto.

                (viii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by such Selling Stockholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                (ix) No Association with NASD. Neither such Selling Stockholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.

          (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries or the Joint Ventures delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Stockholders as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by such Selling Stockholder to the Underwriters as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.
                ------------------------------------------

          (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and each Selling Stockholder, severally and not jointly, agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each Selling Stockholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or such Selling Stockholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

          (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,350,000 shares of Common Stock at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

          (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Wilson, Sonsini Goodrich & Rosati, 975 Page Mill Road, Palo Alto, California 94304, or at such other place as shall be agreed upon by the Representatives, the Company and the Selling Stockholders, at 6:00 A.M. (California time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives, the Company and the Selling Stockholders (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

     Payment shall be made to the Company and the Selling Stockholders by wire transfer of immediately available funds to a bank account designated by the Company and a bank account designated by the Custodian pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and/or the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

          (d) Denominations; Registration . Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3. Covenants of the Company. The Company covenants with each
                ------------------------
Underwriter as follows:


          (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

          (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

          (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be
                        --------  -------
obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

          (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by, the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

          (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any ether agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock or such other securities, in c ash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan, or (E) any shares of Common Stock or securities convertible into or exchangeable for Common Stock issued in connection with acquisitions (by purchase, merger or otherwise) of other entities (or substantially all of the assets or operations of other entities) if the recipients of such securities each executes a lock-up agreement with Merrill Lynch in form and substance substantially similar to the lock-up set forth in this Section 3(j).

          (k) Reporting Requirements. The Company, during the period when the Prospectuses are required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

     SECTION 4. Payment and Expenses.
                --------------------

          (a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, and the obligations of the Selling

Stockholders under this Agreement which are not otherwise specifically provided for in Section 4(b) below, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market.

          (b) Expenses of the Selling Stockholders. The Selling Stockholders severally and not jointly will pay or cause to be paid (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

          (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

          (d) Allocation of Expenses. The provisions of this Section 4 shall not affect any agreement that the Company and the Selling Stockholders may make for the sharing of such costs and expenses.

     SECTION 5. Conditions of Underwriters' Obligations.  The obligations of the
                ---------------------------------------
several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary or any Joint Venture of the Company or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

          (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or post-effective amendment providing such information shall have been filed and declared effective an accordance with the requirements of Rule 430A).

          (b) Opinion of Counsel for the Company. At Closing Time, the Representatives shall have received the favorable opinion (a draft of such opinion is attached as Exhibit A hereto), dated as of Closing Time, of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, in form and substance satisfactory to the Representatives and counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

               (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

               (iii) The Company is qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the Company owns or leases any material property or conducts any material business.

               (iv) The authorized, issued and outstanding capital stock of the Company, as of March 31, 2001, is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus); the shares of issued and outstanding capital stock of the Company, including the Securities to be purchased by the Underwriters from the Selling Stockholders, have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive rights of any securityholder of the Company contained in the Company's Certificate of Incorporation or Bylaws, the Delaware General Corporation Law or any agreement or instrument described in or referred to in the Registration Statement or filed as an exhibit thereto.

               (v) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be validly issued, fully paid and non-assessable.

          (vi) The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Stockholders is not subject to preemptive rights of any security holder of the Company contained in the Company's Certificate of Incorporation or By-laws, the Delaware General Corporation Law or any agreement or instrument described in or referred to in the Registration Statement or filed as an exhibit thereto, which have not been waived by such securityholder.

          (vii) This Agreement has been duly authorized, executed and delivered by the Company.

          (viii) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1993 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending, or threatened by the Commission.

          (ix) The form of certificate used to evidence the Common Stock complies in all material respects with the charter and the by-laws of the Company and the requirements of the Nasdaq National Market.

          (x) To such counsel's knowledge, in the United States, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary or any Joint Venture is a party, or to which the property of the Company or any subsidiary or any Joint Venture is subject, before or brought by any U.S. court or governmental agency or body, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.

          (xi) The information in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws, descriptions of the Company's capital stock, legal proceedings, or legal conclusions, has been reviewed by such counsel and fairly summarizes the information in all material respects.

          (xii) To such counsel's knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (xiii) To such counsel's knowledge, the Company is not (i) in violation of its articles, charter or by-laws, and (ii) no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

               (xiv) To such counsel's knowledge, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any U.S. court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance or sale of the Securities.

               (xv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated in this Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use Of Proceeds") and compliance by the Company with its obligations under this Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of this Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to such counsel, to which the Company is a party or by which it may be bound, or to which any of the property or assets of the Company is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the articles, charter or by-laws of the Company, or any applicable U.S. law, statute, rule, regulation, judgment, order, writ or decree, known to such counsel, of any U.S. government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

               (xvi) To such counsel's knowledge, except as described in the Registration Statement or otherwise waived in writing, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

               (xvii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

     No facts have come to such counsel's attention that have caused such counsel to believe that, (i) as of its effective date and as of the date hereof, the Registration Statement or any amendment thereto (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) as of its issue date or as of the date hereof, the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. In addition, such counsel confirms that each of the Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which such counsel need express no opinion) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Such counsel also confirms that the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and the financial data derived from such financial statements or schedules, as to which such counsel need express no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

          (c) Opinion of PRC Counsel for the Company. At Closing Time, the Representatives shall have received the favorable opinion (a draft of such opinion is attached as Exhibit B hereto), dated as of Closing Time, of Jun He Law Offices, PRC counsel for the Company, in form and substance satisfactory to the Representatives and counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect that:

               (i) Each of the Subsidiary and the Joint Ventures have been duly organized and is validly existing and duly qualified as a foreign investment enterprise with limited liability under PRC law, and its business license is in full force and effect; the joint venture contract and the articles of association of each of the Subsidiary and the Joint Ventures comply with the requirements of applicable PRC law and are in full force and effect; each has full power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over it or any of its properties required for the ownership or lease of property by it and the conduct of its business, and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus and by representatives of the Company; each of the Company, the Subsidiary and the Joint Ventures can sue and be sued in its own name under the laws of the PRC;

               (ii) The Company, as a foreign corporation for transaction of business in the PRC, has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with all governmental agencies to own, use or lease its properties and conduct business in the manner presently conducted and as described in the Prospectus and by representatives of the Company;

               (iii) The equity interests of the Company in each of the Subsidiary and the Joint Ventures have been duly and validly authorized and issued, are fully paid and non-assessable, and are legally owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; no additional governmental approval or authorization of or filing with any governmental agency is required under PRC law for the ownership by the Company of its equity interests in each of the Subsidiary and the Joint Ventures, except the approval from or registration with the relevant governmental authorities, including, without limitation, the relevant local branches of the Ministry of Foreign Trade and Economic Cooperation ("MOF-TEC"), the State Administration of Industry and Commerce ("SAIC"), the State Administration for Foreign Exchange ("SAFE"), the State Administration of Taxation and the General Administration of Customs, which has been obtained and is in full force and effect; the liability of the Company in respect of its equity interests in each of the Subsidiary and the Joint Ventures is limited to its investment therein;

               (iv) Based on our general review of the title documents and without independent check or verification thereof, the Subsidiary and the Joint Ventures have valid title to, or valid leasehold interests in, all of their material real and personal property owned by them, in each case free and clear of all liens, encumbrances, third party rights or interests, defects or any other restrictions except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by them; and any real property and buildings held under lease by the Subsidiary and the Joint Ventures are held by them under valid and enforceable leases in full force and effect, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by them;

               (v) To the best of our knowledge and other than as set forth in the Prospectus, there are no pending actions, suits or proceedings by or before any court or governmental agency, authority or body or any arbitrator in the PRC to which any of the Company, the Subsidiary and the Joint Ventures is a party or of which any property of the Company, the Subsidiary and the Joint Ventures is subject which, if determined adversely to the Company, the Subsidiary and the Joint Ventures, would individually or in the aggregate result in any material adverse change or any event involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of our knowledge, no such actions, suits or proceedings are threatened or contemplated;

               (vi) The issue and sale of the securities to be sold by the Company and the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to us to which any of the Subsidiary and Joint Ventures is a party or by which any of the Subsidiary and Joint Ventures is bound or to which any of the property or assets of the Subsidiary and Joint Ventures is subject, nor will such action result in any violation of the provisions of the joint venture contract and articles of association or business licenses of any of the Subsidiary and Joint Ventures or any law or statute or any order, rule or regulation known to us of any governmental agency having jurisdiction over the Subsidiary and the Joint Ventures or any of their properties;

               (vii) No governmental authorization, approval or consent of or filing with any governmental agency is required under PRC law for the consummation by the Company of the transactions contemplated by this Agreement;

               (viii) Except as described in the Registration Statement or the Prospectus, the Subsidiary and the Joint Ventures have all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with all governmental agencies to own, lease, license and use their properties and assets and conduct their business in the manner presently conducted and as described in the Prospectus and by representatives of the Company. Except as described in the Prospectus, neither the Company nor any of the Subsidiary and the Joint Ventures has any reason to believe that the Ministry of Information Industries or any other regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of the Company, Subsidiary and Joint Ventures is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

               (ix) To the best of our knowledge, none of the Subsidiary and the Joint Ventures is in violation of its constituent documents (including, without limitation, the joint venture contract and articles of association) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; the business and operations conducted by the Subsidiary and the Joint Ventures are in compliance with any PRC laws and regulations applicable to the Subsidiary and the Joint Ventures;

               (x) PRC laws and regulations prohibit a foreign entity (including any foreign investment enterprise established in the PRC) from investment in, operation of or participation in the operation of telecommunications services. After due inquiry, we have no legal basis to form an opinion that any of the Company, the Subsidiary and the Joint Ventures invests in, operates, or participates in the operation of any telecommunications services in the PRC as prohibited by PRC laws and regulations;

               (xi) All necessary licenses, approvals, certificates or permits for the connection of products to telecommunications networks within the PRC have been duly obtained for each of the products of the Company, the Subsidiary and the Joint Ventures sold, distributed and marketed in the PRC for which such licenses, approvals, certificates or permits are required, except such as described in the Prospectus;

               (xii) The statements set forth in the Prospectus under the captions "Risk Factors," "Business" and "Management's Discussion and Analysis of Financial Condition and

Results of Operations," to the extent such statements relate to matters of PRC law or regulation or to the provisions of documents therein described, are fair summaries of such matters and are correct in all material respects;

               (xiii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the PRC or to any political subdivision or taxing authority thereof or therein in connection with (i) the sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters or (ii) the sale and delivery outside the PRC by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated in this Agreement;

               (xiv) The entering into, performance and enforcement of this Agreement in accordance with its terms and conditions will not subject the Underwriters to a requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations of the PRC by reason of entering into, performance or enforcement of this Agreement;

               (xv) All dividends and other distributions declared and payable upon the equity interests in the Subsidiary and the Joint Ventures to the Company may be converted into foreign currency that may be freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Registration Statement and the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Registration Statement and the Prospectus, are otherwise free and clear of any other tax, withholding or deduction under PRC law, in each case without the necessity of obtaining any governmental approval or authorization in the PRC, except such as have been obtained;

               (xvi) The 1995 Stock Plan, 1997 Stock Plan and the 2000 Employee Stock Purchase Plan and the sale, issuance and grant of any securities thereunder to the date hereof, to the extent applicable to employees of any of the Subsidiary or the Joint Ventures, do not violate any provisions of the foreign exchange laws and regulations of the PRC or any other applicable PRC laws and regulations;

               (xvii) Under the applicable PRC tax law, UTStarcom (China), Ltd. is entitled to exemption from enterprise income tax for a period of three years (1997-1999) and reduction at the rate of 7.5% for the following three years (2000-2002); UTStarcom (Hangzhou) Telecommunication Co, Ltd. is entitled to exemption from enterprise income tax for a period of two years (1995-1996) and reduction at the rate of 7.5% for the following three years (1997-1999); Guangdong UTStarcom Telecom Co., Ltd. is entitled to exemption from enterprise income tax for its first two profit-making years and reduction at the rate of 15% for the following three years; and Hangzhou Nantian Starcom Communication Equipment Co., Ltd. is entitled to reduction of enterprise income tax at the rate of 7.5% for a period of three years (1998-2000); to the best of our knowledge, we are not aware of any event or circumstance which may result in such rates being invalid or ineffective or capable of being revoked;

             (xviii) Insofar as matters of the law of the PRC are concerned, the Registration Statement and the filing of the Registration Statement with the Commission has been duly authorized by and on behalf of the Company, and the Registration Statement has been executed pursuant to such authorization by or on behalf of the Company;

             (xix) Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xii) of this opinion, nothing has come to our attention that led us to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the later date of the Closing Time and the last Date of Delivery (other than the financial statements, as to which we need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, insofar as they relate to matters of PRC laws and regulations and the provisions of the documents entered into by each of the Company, the Subsidiary and the Joint Ventures in connection with the business conducted by each of them in the PRC, not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the later date of the Closing Time and the last Date of Delivery (other than the financial statements and related schedules therein, as to which we need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, insofar as they relate to matters of PRC laws and regulations and the provisions of the documents entered into by each of the Company, the Subsidiary and the Joint Ventures in connection with the business conducted by each of them in the PRC, in the light of the circumstances under which they were made, not misleading or that, as of the later date of the Closing Time and the last Date of Delivery, the Registration Statement, the Prospectus or any further amendment or supplement thereto made by the Company prior to such date (other than the financial statements and related schedules therein as to which we need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, insofar as they relate to matters of PRC laws and regulations and the provisions of the documents entered into by each of the Company, the Subsidiary and the Joint Ventures in connection with the business conducted by each of them in the PRC, in the light of the circumstances under which they were made, not misleading;

             (xx) Except as described in the Prospectus, insofar as matters of PRC laws and regulations are concerned, each of the Company, the Subsidiary and the Joint Ventures owns, possesses, or otherwise has the right to use, and has made all necessary registration and applications with all governmental agencies to own, possess and use, the Intellectual Property necessary to carry on the business currently operated by it or presently employed by it and as described in the Prospectus, and to the best of our knowledge, has not received any notice of infringement or conflict with asserted rights of others with respect to any such intellectual property rights that, if determined adversely to the Company or any of the Subsidiary or any of the Joint Ventures, would individually or in the aggregate have a Material Adverse Effect.

        (d) Opinion of Counsel for the Selling Stockholders. At Closing Time, the Representatives shall have received the favorable opinions (drafts of such opinions are attached as

Exhibit C hereto), dated as of Closing Time, of (i) Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for Messrs. Ying Wu, Chauncey Shey, Hong Liang Lu and Paul Berkowitz, (ii) Sullivan & Cromwell, counsel for Softbank Ventures, Inc., and (iii) [Stable Gain Counsel], counsel for Stable Gain International Limited, all of which shall be in form and substance satisfactory to the Representatives and counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect that:

               (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws or the National Association of Securities Dealers, Inc., as to which such counsel need express no opinion), is necessary or required to be obtained by any of the Selling Stockholders for the performance by each Selling Stockholder of its obligations under this Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

               (ii) Each Power of Attorney and Custody Agreement has been duly executed and delivered by the respective Selling Stockholder named therein and constitutes the legal, valid and binding agreement of such Selling Stockholder.

               (iii) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

               (iv) The Attorneys-in-Fact have been duly authorized by each Selling Stockholder to deliver the Securities on behalf of each Selling Stockholder in accordance with the terms of this Agreement.

               (v) To each counsel's knowledge, the execution, delivery and performance of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in this Agreement and in the Registration Statement and compliance by the relevant Selling Stockholder with each such Selling Stockholder's obligations under this Agreement do not and will not result in any violation of the provisions of the charter or by-laws of each relevant Selling Stockholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over any such Selling Stockholder or any of its properties.

               (vi) Upon delivery of and payment for the Securities to be sold by each of the Selling Stockholders as contemplated in this Agreement, each of the Underwriters will be the registered owner of such Securities purchased by it from such Selling Stockholder, free of any adverse claim, assuming the Underwriters purchase such Securities for value, in good faith and without notice of any adverse claim, as such terms are defined in the Uniform Commercial Code in effect in the State of California.

          (e) Opinion of Counsel for the Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Davis Polk & Wardwell, counsel for the Underwriters, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters, and such counsel shall have received or been permitted access to such papers and information as they may reasonably request to enable them to give such opinion.

          (f) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, its subsidiaries and its Joint Ventures considered as one enterprise, whether or not arising in ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that
(i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied at or prior to Closing Time and (iv) to the knowledge of such officers, based on due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted by the Commission.

          (g) Certificate of Selling Stockholders. At Closing Time, the Representatives shall have received a certificate of the Attorneys-in-Fact on behalf of each Selling Stockholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of each Selling Stockholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) each Selling Stockholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

          (h) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (i) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

          (j) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

          (k) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

          (l) Lock-up Agreements. At the date this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D or E hereto, depending on the type of lock-up to be signed as specified opposite the person's name in Schedule D hereto, in form and substance satisfactory to the Representatives, signed by the persons listed on Schedule D hereto.

          (m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct in all material respects as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

               (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery;

               (ii) Opinion of Counsel for the Company. The favorable opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

               (iii) Opinion of PRC Counsel for the Company. The favorable opinion of Jun He Law Offices, PRC counsel for the Company, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

               (iv) Opinion of Counsel for the Underwriters. The favorable opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be proposed on such Date of Delivery and otherwise to the same effect as the opinion required Section 5(e) hereof.

               (v) Bring-down Comfort Letter. A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

          (n) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

          (o) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

SECTION 6.     Indemnification.
               ---------------

          (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Company; and

               (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the indemnity agreement contained in this Section 6(a)
--------  -------
shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto), including the Rule 430A Information.

     (b) Indemnification of the Underwriters by the Selling Stockholders. (i) Each Selling Stockholder referred to in Part A of Schedule B hereto severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act as follows:

          (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of such Selling Stockholder; and

          (C) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (A) or (B) above;

provided, however, that the indemnity agreement contained in this Section 6(b)
--------  -------
(i) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto), including the Rule 430A Information; and provided, further, that the liability under this subsection of such Selling Stockholder shall be limited to an amount equal to the aggregate net proceeds to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

     (ii) Each Selling Stockholder referred to in Part B of Schedule B hereto severally agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

          (A) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact pertaining to such Selling Stockholder or the Securities to be offered and sold by such Selling Stockholder hereunder contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact pertaining to such Selling Stockholder or the Securities to be offered and sold by such Selling Stockholder hereunder required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact pertaining to such Selling Stockholder or the Securities to be offered and sold by such Selling Stockholder hereunder included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact pertaining to such Selling Stockholder or the Securities to be offered and sold by such Selling Stockholder hereunder necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (B) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of such Selling Stockholder; and

          (C) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (A) or (B) above;

provided, however, that the indemnity agreement contained in this Section
--------  -------
6(b)(ii) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto), including the Rule 430A Information; and provided, further, that the liability under this subsection of such Selling

Stockholder shall be limited to an amount equal to the aggregate net proceeds to such Selling Stockholder from the sale of Securities sold by such Selling Stockholder hereunder.

     (c) Indemnification of the Company, Directors, Officers and Selling Stockholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Selling Stockholder and each person, if any, who controls any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsections (a) and (b) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto), including the Rule 430A Information, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus or any preliminary prospectus (or any amendments or supplement thereto), including the Rule 430A Information.

     (d) Actions Against Parties. Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to subsections (a) and
(b) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not
        --------  -------
(except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (e) Settlement Without Consent If Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Sections 6(a)(ii), 6(b)(i)(B) and 6(b)(ii)(B) above effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,
(ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.


          (f) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Stockholders with respect to indemnification.

     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Securities as set forth on such cover.

     The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

     SECTION 8.  Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------
All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or an behalf of the Company or the Selling Stockholders, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.  Termination of Agreement.
                 ------------------------

          (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, its subsidiaries and its Joint Ventures considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or China, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any governmental authority, (iv) if a banking moratorium has been declared by Federal or New York or PRC authorities, (v) if a change or development involving a prospective change in United States or PRC taxation affecting the Company or the Securities or the transfer thereof or the imposition of exchange controls by the United States or any change or development involving a prospective change in the PRC exchange controls would materially and adversely affect the financial markets or the market for the Securities and other equity securities, or (vi) if the outbreak or escalation of hostilities involving the United States or the PRC or the declaration by the United States or the PRC of a national emergency or war makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Date of Delivery on the terms and in the manner contemplated in this Agreement and the Prospectus, or (vii) if the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or the PRC or elsewhere which, in the judgment of the Representatives would materially and adversely affect the financial markets or the market for the Securities and other equity securities.

          (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

     SECTION 10.  Default by One or More of the Underwriters.  If one or more
                  ------------------------------------------
of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

          (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

          (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and a majority in interest of the Selling Stockholders shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11.   Default by One or More of the Selling Stockholders or the
                   ---------------------------------------------------------
                   Company.
                   -------

          (a) If a Selling Stockholder shall fail at Closing Time or at a Date of Delivery to sell and deliver the number of Securities which such Selling Stockholder or Selling Stockholders are obligated to sell hereunder, and the remaining Selling Stockholders do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule B hereto, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, either (i) terminate this Agreement without any liability on the part of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (ii) elect to purchase the Securities which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

     In the event of a default by any Selling Stockholder as referred to in this
Section 11, each of the Representatives, the Company and the non-defaulting Selling Stockholders shall have the right to postpone Closing Time or Date of Delivery for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

          (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections
                            --------  -------
1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 12. Notices. All notices and other communications hereunder shall
                 -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Legal Department, with a copy to the Representatives at 101 California Street, Suite 1420, San Francisco, California 94111, attention of Legal Department; and notices to the Company shall be directed to it at UTStarcom, Inc., 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, attention of Hong Lu, with a copy to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, attention of Carmen Chang; and notices to Messrs. Ying Wu, Chauncey Shey, Hong Liang Lu and Paul Berkowitz shall be directed to Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304, attention of Carmen Chang; and notices to Softbank Ventures, Inc. shall be directed to Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, attention of Stephen Grant; and notices to Stable Gain Limited International shall be directed to [Stable Gain Counsel and address], attention of [Stable Gain attorney].

     SECTION 13. Parties. This Agreement shall each inure to the benefit of and
                 -------
be binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. Governing Law And Time. THIS AGREEMENT SHALL BE GOVERNED BY AND
                 ----------------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15. The Headings. The Article and Section headings herein and the
                 ------------
Table of Contents are for convenience only and shall not affect the construction hereof.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorneys-in-Fact for the Selling Stockholders a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company and the Selling Stockholders in accordance with its terms.

                                    Very truly yours,
                                    UTSTARCOM, INC.

                                    By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                    SELLING STOCKHOLDERS

                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                       As Attorneys-in-Fact acting on behalf of the Selling Stockholders named in Schedule B hereto

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
     SMITH INCORPORATED
SALOMON SMITH BARNEY INC.
BANC OF AMERICA SECURITIES LLC
HSBC SECURITIES (USA) INC.
U.S. BANCORP PIPER JAFFRAY INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED

By:
   --------------------------------
   Authorized Signatory

     For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                  SCHEDULE A

                                                                                            Number of
                                                                                             Initial
                             Name of Underwriter                                           Securities
-----------------------------------------------------------------------------             -----------
Merrill Lynch, Pierce Fenner & Smith Incorporated............................
Salomon Smith Barney Inc.
Banc of America Securities LLC...............................................
HSBC Securities (USA) Inc....................................................
U.S. Bancorp Piper Jaffray Inc...............................................              ----------
   Total.....................................................................               9,000,000
                                                                                           ==========

                                    Sch A-1

                                  SCHEDULE B


                                                                          Number of             Maximum
                                                                           Initial             Number of
                                                                      Securities to be     Option Securities
                                                                            Sold              to Be Sold
                                                                      ----------------     -----------------
UTStarcom, Inc............................................               6,050,000             1,350,000

Selling Stockholders:

   Part A
   ------

   Chauncey Shey..........................................               1,375,739                     0
   Ying Wu................................................                 940,749                     0
   Hong Liang Lu..........................................                 200,000                     0
   Softbank Ventures, Inc.................................                 185,384                     0
   Paul Berkowitz.........................................                 100,000                     0

   Part B
   ------

   Stable Gain International Limited......................                 148,128                     0
                                                                         ---------             ---------
       Total..............................................               9,000,000             1,350,000
                                                                         =========             =========

                                    Sch B-1

                                  SCHEDULE C
                                UTSTARCOM, INC.
                       9,000,000 Shares of Common Stock
                         (Par Value $.00125 Per Share)

     1. The public offering price per share for the Securities, determined as provided in said Section 2, shall be $[ ].

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $[ ], being an amount equal to the public offering price set forth above less $[ ] per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                    Sch C-1

                                  SCHEDULE D
                         List of persons and entities
                              subject to lock-up

               Name                             Type of Lock-up to Be Signed
-------------------------------------- -----------------------------------------
                                        [Exhibit D or Exhibit E]

                                    Sch D-1

                                  SCHEDULE E


     List of Joint Ventures and Ownership Percentages Held by the Company

                                                                                    % Owned
                              Joint Venture                                       by Company
-------------------------------------------------------------------           ------------------
Guangdong UTStarcom, Ltd..................................                            51%
Hangzhou UTStarcom, Ltd...................................                            88%

                                    Sch E-1

                                   EXHIBIT A

                     Form of Opinion of Company's Counsel

                                   EXHIBIT B

                   Form of Opinion of Company's PRC Counsel

                                   EXHIBIT C

               Forms of Opinion of Selling Stockholders' Counsel

                                   EXHIBIT D


      Form of Lock-up Agreement for Persons Who Do Not Have 10b5-1 Plans

                                 June __, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Banc of America Securities LLC
HSBC Securities (USA) Inc.
U.S. Bancorp Piper Jaffray Inc.
        as Representatives of the several
        Underwriters to be named in the
        within-mentioned Purchase Agreement
c/o     Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

        Re:  Proposed Public Offering by UTStarcom, Inc.
             ------------------------------------------

Ladies and Gentlemen:

     The undersigned, a stockholder of UTStarcom, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and other underwriters to be named therein propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering (the "Offering") of shares of the Company's common stock, par value $0.00125 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option to contact to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, such restrictions shall not apply to: (i) shares of Common Stock disposed of by the undersigned as bona fide gifts, provided that the donee thereof agrees in writing to be bound by the provisions hereof; (ii) a pledge of shares of Common Stock by the undersigned for the purposes of securing a loan or similar obligation from the Company to the holder; (iii) shares of Common Stock distributed to partners, members or stockholders of the undersigned, provided that each distributee agrees in wiring to be bound by the provisions hereof; and
(iv) shares of Common Stock purchased by the undersigned in the Offering or on the Nasdaq National Market after the date of the Offering.

     In furtherance of the foregoing, the undersigned hereby authorizes the Company and its transfer agent and registrar to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this agreement.

                 [Remainder of page intentionally left blank]

     This agreement shall be binding on the undersigned and their respective successors, heirs, personal representatives and assigns of the undersigned.

                                    Very truly yours,


                                    _________________________________________
                                    Name of stockholder or optionholder

                                    Signature: ______________________________

                                    Print Name: _____________________________

                                    Title: __________________________________

                                    Address: ________________________________

                                             ________________________________

                                             ________________________________

                                   EXHIBIT E

          Form of Lock-up Agreement for Persons Who Have 10b5-1 Plans

                           Dated as of June 19, 2001

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
        Incorporated
Banc of America Securities LLC
HSBC Securities (USA) Inc.
U.S. Bancorp Piper Jaffray Inc.
        as Representatives of the several
        Underwriters to be named in the
        within-mentioned Purchase Agreement
c/o     Merrill Lynch & Co.
        Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

        Re:    Proposed Public Offering by UTStarcom, Inc.
               ------------------------------------------

Ladies and Gentlemen:

        The undersigned, a stockholder of UTStarcom, Inc., a Delaware corporation (the "Company"), understands that Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and other underwriters to be named therein propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering (the "Offering") of shares of the Company's common stock, par value $0.00125 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period commencing on June 19, 2001 and ending on the date 90 days after the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option to contact to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. Notwithstanding the foregoing, such restrictions shall not apply to: (i) shares of Common Stock disposed of by the undersigned as bona fide gifts, provided that the donee thereof agrees in writing to be bound by the provisions hereof; (ii) a pledge of shares of Common Stock by the undersigned for the purposes of securing a loan or similar obligation from the Company to the holder; (iii) shares of Common Stock distributed to partners, members or stockholders of the undersigned, provided that each distributee agrees in wiring to be bound by the provisions hereof; and (iv) shares of Common Stock purchased by the undersigned in the Offering or on the Nasdaq National Market after the date of the Offering. Notwithstanding the foregoing, beginning two weeks following the date of the Purchase Agreement, the undersigned may sell his or her shares of Common Stock that are subject to a contract that was adopted prior to the date hereof under Rule 10b5-1 under the Securities and Exchange Act of 1934 (the "10b5-1 Plan"), a copy of which was previously provided to Merrill Lynch or its counsel. In addition, beginning two weeks following the date of the Purchase Agreement, the undersigned may sell his or her shares of Common Stock that otherwise could have been sold pursuant to the 10b5-1 Plan, but for the enumerated restrictions above, during the period beginning on June 19, 2001 and ending on the date that is two weeks following the date of the Purchase Agreement.

     In furtherance of the foregoing, the undersigned hereby authorizes the Company and its transfer agent and registrar to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this agreement.

                 [Remainder of page intentionally left blank]

     This agreement shall be binding on the undersigned and their respective successors, heirs, personal representatives and assigns of the undersigned.

                                         Very truly yours,

                                         _______________________________________
                                         Name of stockholder or optionholder

                                         Signature:_____________________________

                                         Print Name:____________________________

                                         Title:_________________________________

                                         Address:_______________________________
                                                 _______________________________
                                                 _______________________________